UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

DECARBONIZATION PLUS ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

| Hyzon Motors The Leader in Hydrogen Mobility Analyst Day Presentation HYZON MOTORS | APRIL 2021

FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and Decarbonization Plus Acquisition Corporation (“DCRB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon and DCRB. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Hyzon and DCRB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of DCRB or Hyzon is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Hyzon; risks related to the rollout of Hyzon’s business and the timing of expected business milestones; the effects of competition on Hyzon’s business; the amount of redemption requests made by DCRB’s public stockholders; the ability of DCRB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in DCRB’s preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2021 under the heading “Risk Factors” and other documents of DCRB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DCRB nor Hyzon presently know or that DCRB and Hyzon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DCRB’s and Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DCRB and Hyzon anticipate that subsequent events and developments will cause DCRB’s and Hyzon’s assessments to change. However, while DCRB and Hyzon may elect to update these forward-looking statements at some point in the future, DCRB and Hyzon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DCRB’s and Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon, DCRB, nor any of their respective affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon and DCRB have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon and DCRB, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon and DCRB. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRB’s nor Hyzon’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS In connection with the Proposed Business Combination, DCRB will file a definitive proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about DCRB, Hyzon and the Proposed Business Combination. Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about DCRB, Hyzon and the Proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov. Disclaimer

PARTICIPANTS IN SOLICITATION DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding DCRB’s directors and executive officers is available under the heading “Information About DCRB” in DCRB’s preliminary proxy statement related to the Proposed Business Combination filed with the SEC on March 17, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by DCRB with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). DCRB and Hyzon believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. DCRB and Hyzon believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon and DCRB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon or DCRB, or an endorsement or sponsorship by or of Hyzon or DCRB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon or DCRB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Disclaimer (cont.)

Analyst Day Agenda Transaction overview & background Hydrogen Transportation market developments Strategy & Operations Technology development Financials Appendix

| Transaction Overview & Background Robert Tichio – Chairman, Decarbonization Plus Acquisition Corporation (Nasdaq: DCRB)

TRANSACTION OVERVIEW & BACKGROUND

# Transaction Summary

| | |
|---|---|
| Offering Size | ▪ Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) is a publicly listed special purpose acquisition company with approximately $226 million of cash held in trust. DCRB entered into a business combination agreement with Hyzon in Q1 2021<br>▪ Committed PIPE of $400 million, with Blackrock, Fidelity, Wellington, Federated Hermes and others |
| Valuation | ▪ Transaction reflects a $2.1 billion enterprise value for Hyzon with a strong balance sheet<br>▪ Implies a steep discount to peer trading levels |
| Pro-Forma Capital Structure | ▪ Net of transaction expenses, Hyzon will have $576 million of cash to fund operations and growth[1]<br>▪ No additional capital requirements necessary to deliver on near-term business plan |
| Pro-Forma Ownership[2] | ▪ ~75% existing Hyzon shareholders, ~10% SPAC and founder shares, 15% PIPE investors |
| Listing / Ticker | ▪ NASDAQ: HYZN (post-merger) |

## Decarbonization Team & Investment Focus



**Erik Anderson** | Chief Executive Officer

- Founder & CEO, WestRiver Group
- Exclusive focus on innovation economy, disrupter/attacker business models, brand leaders in breakthrough categories
- Early-stage investor history: Docusign, Teledoc, TopGolf



**Robert Tichio** | Chairman

- 14-year history, Riverstone Holdings LLC
- Partner; Menlo Park & New York
- ESG & Sustainability investment strategy oversight

- DCRB priced IPO in October 2020
- Evaluated over two dozen platforms in target verticals since IPO
- Exclusive focus on six decarbonization families

1. **Electrification of transport**
2. **Greening of fossil fuels**
3. **Grid flexibility & resilience**
4. **Agriculture**
5. **Next generation liquids fuels (e.g., hydrogen)**
6. **Next horizon resource use (e.g., smart buildings)**

[1] Assumes no redemptions from public stockholders of DCRB. [2] Over 50% of the pro-forma ownership to be held by Horizon.

Today's speakers

6

HYZON | DCRB

TRANSACTION OVERVIEW & BACKGROUND

# Pro Forma Equity Ownership

US$ millions, unless otherwise stated

### Cash Sources and Uses

| SOURCES | |
|---|---|
| SPAC Cash In Trust[1] | $226 |
| PIPE Proceeds | 400 |
| Total | $626 |

| USES | |
|---|---|
| Cash to Balance Sheet[1] | $576 |
| Deal Expenses | 50 |
| Total | $626 |

**Commentary**

- All existing Hyzon shareholders will roll their interests into the pro forma company, with no shareholders cashing out
- Hyzon shareholders to receive up to three earn-outs of 9 million, 9 million and 5.25 million shares, triggered, respectively, if Hyzon's shares trade at or above $18.00, $20.00 and $35.00 per share for 20 out of 30 consecutive days during the 5-year period from closing, signaling strong conviction from existing shareholders in path to share price application
- Sponsor has agreed to convert 25% of its Private Placement Warrants into two equal earn-outs with $12.00/share and $14.00/share thresholds that must be met during the 5 years after the 1st anniversary of the closing, and to subject the remaining 75% to a 12-month lockup unless the common stock trades above $11.50/share for 20 of 30 consecutive days

### Capitalization

| SHARE PRICE | $10.00 |
|---|---|
| Pro Forma Shares Outstanding[2] | 268.2 |
| Equity Value | $2,682 |
| Plus: Existing Net Debt | 0 |
| Less: Cash to Balance Sheet[1] | 576 |
| Enterprise Value | $2,106 |

### Pro Forma Ownership[2,3]


Hyzon Existing Shareholders[4]
75%
SPAC Shareholders
8%
SPAC Founder Shares
2%
PIPE Investment
15%

[1] Assumes no redemption by SPAC's public stockholders. [2] Comprised of 200.0 million shares owned by existing Hyzon shareholders, 40.0 million PIPE shares, 22.6 million DCRB shares outstanding and 5.6 million Founder Shares outstanding. Shares to be owned by Hyzon shareholders subject to adjustment pursuant to definitive documents. DCRB shares outstanding subject to exercise of redemption rights in connection with DCRB stockholder vote. [3] Excludes public and private warrants of DCRB. [4] Horizon to own >50% of pro forma entity.

7

HYZON | DCRB

Investment Overview Select Thesis Highlights Hyzon provides equity investors with the only pure-play, independent hydrogen mobility company targeting the Commercial Vehicle and Heavy Duty transportation segments $55 million of backlog under contract or MOU (up from $40 million in February 9, 2021 transaction announcement presentation); commercial relationships include blue-chip Fortune 100s and municipalities with exceptional (and rapidly growing) 2022+ visibility Revenues rooted in sales to customers with existing and secured hydrogen production / supply – hydrogen infrastructure investments will be opportunistic, with recurring revenue potential 80% of near-term backlog to customers in Europe, Asia and Australia Existing global footprint with 150,000 square feet of facilities in New York and The Netherlands (including Hyzon Engineering Center established in the former GM Fuel Cell facility in Honeoye Falls, New York) Captive, proven fuel cell technology with superior competitive performance against other fuel cell products; Hyzon plans to produce its own fuel cells Experienced fuel cell and automotive sector management team 100% of existing investors, including Total and Piëch-Nordhoff family (Porsche family office), to roll equity, with no secondary proceeds Expanding Top Tier Customers / End Users / Partners Transaction overview & Background

TRANSACTION OVERVIEW & BACKGROUND

# Hyzon Motors is the Investible Hydrogen Mobility Solutions Provider

## Key investment highlights

| Company Highlights | Key Investment Highlights |
|---|---|
| **>$200B** Total Addressable Market[1] (Global Diesel Engine Market) | First Mover with Heavy Duty Trucks on the Road[2] |
| | Easy Access to Hydrogen with Unique Back-to-Base Model |
| **~500** Vehicles Powered to Date[2] | Credible Backlog with a Robust Sales Pipeline |
| | Asset Light Production and Assembly Strategy |
| **~$970M** 2023 Projected Revenue | Captive Fuel Cell Technology and IP |
| **~$2B / $12.5B[3]** 3-Year Pipeline / 5-Year Pipeline | TAM Extends to Rail, Aviation, Marine |
| | Substantial Recurring Revenue Potential from Hydrogen Supply (Hyzon Zero Carbon) |
| **Highest power density of any fuel cell available today** | Singular Focus on Hydrogen Solutions |

**HYZON IS THE ONLY PURE-PLAY HYDROGEN HEAVY VEHICLE COMPANY**

[1] Global diesel engine market estimated by third party research. [2] By Horizon before the creation of Hyzon. [3] Projected revenue for specified time periods.

9

HYZON | DCRB

TRANSACTION OVERVIEW & BACKGROUND

# Experienced Management Team

## Extensive history in the hydrogen fuel cell and mobility sectors



### George Gu
Executive Chairman, Co-Founder



### Craig Knight
Chief Executive Officer, Co-Founder



### John Zavoli
General Counsel & Chief Legal Officer

Former public company CFO & GC ; former PwC partner; former GC, Karma Automotive



### Mark Gordon
Chief Financial Officer

Deep experience in senior investment and finance roles



### Gary Robb
Co-Founder, Chief Technology Officer

23 years fuel cell experience

15 years in GM Fuel Cell Program

Product Engineering Program Manager

Led Fuel Cell System Durability Team



### Adam Kroll
Chief Administrative Officer

20 year finance career – investment banking, M&A, capital markets; Former SVP Finance, PSAV



### Max Holthausen
MD, Hyzon Europe

Architect of Holthausen Clean Technology's EV integration business



### Barry Hollingsworth
Controller

Extensive financing & accounting experience; SEC reporting background, audit, M&A. Former CFO



### Jay De Veny
VP, Vehicle Technology

18 year AxleTech career, leading manufacturer of drivetrain systems and components for highway and heavy duty vehicles

Former Managing Director of e-Axle Systems at Allison Transmission



### Eric Pettee
Director of Finance

7 years at Director of Financial Planning & Analysis at Thermo Fischer Scientific

Member of TFS's finance team focused on rapid scale-up of physical assets/plants for Covid19 testing supply chain



### Rajesh Bashyam
VP, Membrane Electrode Assembly (MEA)

11 year Ballard career

Former Principal Research Scientist for Advanced MEA concepts

Postdoctoral Fellowship at Los Alamos National Laboratory



### Arthur Koschany
Chief Scientist

20 years fuel cell technology experience, one of the world's most renowned fuel cell scientists

Today's speakers

10

HYZON | DCRB

TRANSACTION OVERVIEW & BACKGROUND

# Highly Experienced and Diverse Pro Forma Board



## George Gu (Chairman)

Executive Chairman, Co-Founder,
Hyzon Motors

Chairman, CEO and Founder, Horizon Fuel Cell Technologies. Digital Ventures, Eastman Chemical Company

BS (Finance), Fudan University; MBA, University of North Carolina at Chapel Hill



## Erik Anderson

CEO, Decarbonization Plus Acquisition Corp
Founder & CEO, WestRiver Group

Long-dated and proven investment history in rapid growth, scalable businesses disrupting established industries

BS (Industrial Engineering), Stanford University; MS (Industrial Engineering), Stanford University



## Mark Gordon

CFO,
Hyzon Motors

Goldman Sachs Asset Management (PM/MD), Janus Henderson (Snr PM), Paulson & Co (Snr Analyst), Soros Management (PM)

BA, Brown University; MA, Stanford University; MBA (Analytic Finance & Economics), University of Chicago



## Craig Knight

CEO, Co-Founder
Hyzon Motors

25 year career in international sales and marketing, 14 year career at Horizon, including as Chief Commercial Officer before being named Chief Executive Officer

BSc (Chemistry & Pure Mathematics), University of Sydney; MBA (Finance & Marketing), University of Sydney



## Elaine Wong

Co-Founder,
Hydrogen Capital Partners

20 year private equity career

Formerly with The Carlyle Group in Washington, DC and Hong Kong

BSc (Chemical Engineering), MIT; MBA, Stanford University



## Ivy Brown

Former President,
United Parcel Service Northeast

32 year career at UPS across North America

BA (Industrial Engineering), Southern Illinois University; MBA (Information Technology), Golden Gate University



## Viktor Meng

Managing Director, Bscope Ltd
(Piëch-Nordhoff family office)

Co-founder Bscope, part of Piëch-Nordhoff family office

Prepared, initiated and facilitated the entry of Porsche Holding GmbH into the rapidly growing Chinese market

BS (Business Administration), SUNY Stony Brook; MSc (Management), London School of Economics



## Dennis Edwards

President,
Detroit Chassis

Deep leadership experience overseeing global operations, program and launch management for major auto suppliers such as Lear Corporation, Advanced Engineered Products and Dura Automotive

Regional plant responsibilities throughout Southeast Asia at Lear

BA, Oregon State University; MBA (Management), Georgia State University



## KD Park

Executive Managing Director,
Korea Zinc

28 year history at KZ; Lead, Strategy and Planning

Former CFO, Sun Metals (Korea Zinc Australian Operations)

BA (Business Administration) Busan National University, Korea

11

HYZON | DCRB

| Hydrogen Transportation Market Developments Robert Tichio – Chairman, Decarbonization Plus Acquisition Corporation (Nasdaq: DCRB)

The Future of Hydrogen Is Now As fuel cell and hydrogen production scales, we believe the hydrogen economy will become more competitive than the hydrocarbon economy Hydrogen is the superior low-carbon pathway that provides power, compact design, and refilling speed to meet the demands of on-highway commercial vehicles Hydrogen solves the intermittency and curtailment issues of renewables The security of energy supply can be addressed with locally produced hydrogen Hydrogen CVs can avoid over 1 Gt of CO2 produced annually by 2050, almost 17% of global CO21 Hydrogen Transportation Market Developments Hyzon’s Transportation Use Cases Will Be Driven By Two Principal Factors: HYDROGEn’s Carbon Advantage over Batteries and TOTAL Cost of Ownership ¹ Source: Hydrogen Council

Since DCRB’s February Transaction Announcement, Hyzon’s Use Cases in the Hydrogen Transportation Market Have Been Repeatedly Confirmed “Why Are Some Betting on Hydrogen For Ag?” March 25, 2021 AG DAILY “Why fuel cells and not batteries? […] For large trucks, batteries that would supply juice for a long haul just weigh too much and take too long to recharge. A trucker with an electric power train and an on-board fuel cell and hydrogen tanks could travel 500 miles and fill up again in 15 minutes. The only emission from the tip would be water. “At the end of the day, the farmer pulls up to his/her hydrogen storage tank — supplied from an electrolyzer powered by solar panels — and refills with fuel for the next workday.” “Hydrogen fuels a revolution in Chinese trucking” March 29, 2021 ASIA TIMES “But while hydrogen fuel cells are just beginning to provide serious competition to battery powered vehicles in personal transportation, they are making a large impact in the heavier vehicle commercial transportation space where large loads have to be carried over long distances […] That’s where hydrogen has the advantage. And that’s where China, just getting to be competitive with the likes of Tesla in snazzy passenger cars, is poised to seize the lead with hydrogen-powered trucks. “Sany says its hydrogen fuel cell-powered construction trucks outperform traditional rivals” March 29, 2021 H2 VIEW “Chinese heavy machinery maker Sany Group showcased its hydrogen fuel cell technology development and integration highlighting the company’s recent fuel cell-powered dump truck and what is believed to be the world’s first fuel cell-powered mixer truck that have been rolled out of Sany’s flagship facility. Sany claims the fuel cell-powered construction vehicles are not only carbon emission free but also outperform their traditional counterparts.” “Hydrogen Benefits Highly Utilized Trucks” April 5, 2021 FLEET OWNER “In the coming years, the hydrogen economy is expected to grow exponentially, potentially providing up to 24% of energy needs and reaching $10.0 trillion in annual revenues by 2050 as reported by Bloomberg New Energy Finance. Green hydrogen is an essential component of a zero-carbon economy and critical to the decarbonization of transportation and logistics sectors as well as hard-to-abate industrial applications like steelmaking. A McKinsey study estimated that by 2030, the US hydrogen economy could support 700,000 jobs.” Hydrogen Transportation Market Developments

With Hydrogen as the Future for Heavy Duty Truck Transportation Advancing in Hyzon’s Key Markets Outside the US … “Sustainable transport just can’t depend on batteries. Here’s why.” April 19, 2021 THE WORLD ECONOMIC FORUM “We cannot simply take a ‘one-size-fits-all’ approach […] for heavy-duty and long-haul transport, batteries are simply too impractical. The size required to deliver sufficient driving range would make the vehicle too heavy and unwieldy. And if you aren’t returning to the depot in the evening or are operating on challenging sites without good electrical infrastructure, you might not have access to the necessary charging capabilities. This is where hydrogen fuel cells come in.”   “China Looks Beyond EVs” April 19, 2021 TECHNODE “A little over a decade ago, China’s leaders laid out plans to become the world’s biggest market for electric vehicles […] Now, observers ask if hydrogen is next. China's EV push worked—the country is now the world’s largest market for EVs and is home to some of the world’s largest manufacturers of EVs and EV batteries. Now, the government and some of China’s biggest energy companies are jumping into hydrogen energy. More than 10 state-owned energy companies including Sinopec and State Grid have plans to increase the use of hydrogen energy in the country.” “Hydrogen-powered vehicles could weigh on Europe chems firms involved in EV” April 19, 2021 ICIS “European chemicals producers involved in production of batteries for electric vehicles (EVs) could suffer as hydrogen becomes a serious contender to fuel freight vehicles, according to analysts at Credit Suisse, the Swiss bank stated on Monday. Credit Suisse anticipates a higher uptake of fuel cell-powered trucks compared to EVs, with this accounting for around one third of the long-term global share on the back of strength in Asia and the US.” Hydrogen Transportation Market Developments “Bosch to invest €1bn into fuel cell technology” April 22, 2021 H2 VIEW “Bosch’s CEO believes the market for green hydrogen in the EU will be worth €40bn ($48bn) by 2030 with annual growth rates of 65%. Dr. Volkmar Denner made the comment at Bosch’s annual press conference where he also made a staggering estimate that the market for mobile fuel cell components in particular could be worth around €18bn ($21bn) by the end of this decade.”

HYDROGEN TRANSPORTATION MARKET DEVELOPMENTS

# … Hydrogen Developments within the US Are Now Accelerating with Recent Commercial, Technology and Policy Announcements

**Jigar Shah** • 2nd
Director, Loan Programs Office at U.S. Department of Energy (DOE)
3d •

+ Follow

"Hydrogen increasingly looks like the answer because it's a versatile, zero-carbon fuel, so long as it can be produced without emitting carbon.

"Twenty years ago, when people were talking about hydrogen, almost exclusively people were talking about use in light-duty vehicles. Today, people are talking almost exclusively about everything else," said Julio Friedmann, a senior research scholar at Columbia University's Center on Global Energy Policy."



**Biden administration and industry alike see hydrogen as 'Swiss Army knife' for eliminating e…**
washingtonexaminer.com • 9 min read

### "California And Texas Vie To Be America's Hydrogen Capital"

February 23, 2021
FORBES

"In California, a new market for hydrogen is opening up, one driven by the demand for the gas to power fuel-cell electric vehicles. The state has been actively encouraging the growth of this market, offering carbon credits allowed under its cap and trade regulations, which act as an ***incentive to hydrogen***."

### "Gates Fund Backs HyPro for $1/kg Green Hydrogen"

March 22, 2021
FORBES

"Coupled with anticipated reductions in the cost of renewable energy, the company believes its technology will enable $1/kg green hydrogen at scale—making it ***the world's lowest cost green hydrogen***."

### "Why the Shale-Fracking Rice Brothers Are Betting Their SPAC on Zero-Carbon Landfill Gas"

April 8, 2021
FORBES

"They intend to arbitrage the price differential between renewable natural gas and so-called 'green hydrogen' which they will be able to manufacture on site by ***running landfill gas through a steam reformation process to make hydrogen***."

### "Koch units sign on to green hydrogen project slated for Louisiana"

April 20, 2021
PV MAGAZINE

"The project is expected to produce the equivalent of 1,000 MW of ***green hydrogen*** produced by electrolysis and is part of a multi-year, ***$9.2 billion energy investment***."

### Chevron/Toyota Pursue Strategic Alliance on Hydrogen

PR NEWSWIRE
April 21, 2021

"Chevron and Toyota are seeking to work on three main strategic priorities: collaborating on hydrogen-related public policy measures that support the development of hydrogen infrastructure; understanding current and future market demand for light-duty and ***heavy-duty fuel cell electric vehicles*** and supply opportunities for that demand; and exploring opportunities to jointly pursue research and development."

### "TravelCenters of America to Add Hydrogen Fueling Sites for Big Rigs"

April 22, 2021
WALL STREET JOURNAL

"[TravelCenters Chief Executive Office] Jon Pertchick said he expects hydrogen fuel cells to emerge as a ***leading energy source for trucking fleets over battery-electric technology***."

16

HYZON | DCRB

HYDROGEN TRANSPORTATION MARKET DEVELOPMENTS

# Based on Carbon Advantages Alone, No Other Fuel Pathway Competes

## Carbon intensity of fuel pathway based on LCFS accredited fuel pathways

| | Upstream feedstock | | Transport | Refining/ Production | | Compression & Transport | End use consumption | | CI SCORE: CI score | CI SCORE: EER[1] adjusted score |
|---|---|---|---|---|---|---|---|---|---|---|
| **Gasoline** (RBOB) | Upstream O&G production | 11 | 1 | Petroleum | 15 | ~0 | ICE vehicle *EER = 1* | 75 | 101 | 101 |
| **Ethanol** (D6 RIN) | Agriculture & land use change | 49 | 2 | Biorefining & co-products | 15 | 3 | ICE vehicle *EER = 1* | 1 | 70 | 70 |
| **Diesel** | Crude oil | 11 | 1 | Petroleum | 14 | ~0 | Diesel ICE vehicle *EER = 1* | 75 | 100 | 100 |
| **BEV** (Grid electricity) | CA Grid power generation mix | 10 | 4 | Electricity generation | 63 | 5 | BEV *LD EER = 3.4* *HD EER = 5.0* | - | 82 | 24 (LD) / 16 (HD) |
| **FCEV** (Grey $H_2$ via SMR) | Natural gas | 9 | 6 | SMR | 85 | 18 | FCEV *LD EER = 2.5* *HD EER = 1.9* | - | 118 | 47 (LD) / 62 (HD) |
| **FCEV** (Blue $H_2$ via SMR & CCS) | Natural gas | 9 | 6 | SMR & CCS | 20 | 18 | FCEV *LD EER = 2.5* *HD EER = 1.9* | - | 53 | 21 (LD) / 28 (HD) |
| **FCEV** (Green $H_2$) | Water | - | - | RES Electricity | - | 11 | FCEV *LD EER = 2.5* *HD EER = 1.9* | - | 11 | 4 (LD) / 6 (HD) |

Light duty (LD) vehicles (e.g., passenger vehicles) Heavy duty (HD) vehicles (e.g., commercial trucks) x CI, $\frac{gCO_2e}{MJ}$

Note: EER is the Energy Economy Ratio that changes with fuel application to take fuel efficiency into account (EER adjusted score = CI score / EER factor)
Source: CARB LCFS pathways (CA-GREET3.0 Lookup table pathways & Tier 1 pathways), LCFS Basics documentation

17

HYZON | DCRB

Decarbonization Pathways Have Proven, Observable Histories of Dramatic Cost Improvements That Drive Accelerating Adoption Solar Cost (USD/kWh) Installed Solar (GW) Battery Cost (USD/kWh) Global Electric Car Stock (Millions sold) 11 12 13 14 15 16 17 18 -78% 11 12 13 14 15 16 17 18 2019 -86% 11 16 15 12 13 14 17 18 +3,485% 11 12 13 14 15 16 17 18 +1,312% 11x Increase in high-speed EV charger demand by 2025 100x Growth in announced hydrogen electrolyzer projects through 2025 that total over 10 GW 52% CAGR retail sales of premium alternative proteins (’15-’18) This growth now extends to other decarbonization sectors 2.4x Year-over-year increase in U.S. energy storage deployment Source: IEA. Bloomberg NEF USD / kWh GW USD / kWh Millions sold Year Year Year Year Hydrogen Transportation Market Developments

The Acceleration of These Technologies Has Consistently Outpaced Industry Expectations When the Tipping Point Arrives Global forecast of cumulative installed electric generation capacity, GW Wind: IEA forecasts and actual development GW Solar: IEA Forecasts and actual development Revised up 14-fold since 2000 GW Year Revised up 5-fold since 2000 Year Hydrogen Transportation Market Developments Source: World Energy Outlook

Hydrogen Transportation Market Developments Global electrolyzer projects (announced) GW Source: Public Hydrogen project announcements The Same Patterns of “Scale-Up” Momentum That Drove Costs Down in Batteries and Solar Now Repeating in Hydrogen – 240x Growth to 2030 Commitments for 2030 up by 10GW or +25% in just the last 5 months of stated Government targets (>75GW), implying further room for growth ~60% Capex decline (to 350-400 USD/kW) possible by 2030 due to scale-up and industrialization of production 65-75% ~70 MW Capacity installed as of 2019 Capacity announced until 2030 ~2.9 GW Jun 2019 ~24.2 GW Mar 2020 ~38.6 GW Dec 2020 From public Feb de-SPAC pres ~48.4 GW Apr 2021 Has been announced in 2021, i.e. Base One in BR (3.4 GW) SeaH2land in NL (1GW),Esbjerg ammonia in DK (1GW), LIBERTY steel in FR (1GW) and Aker Chile (1GW) 7.4 GW

HYDROGEN TRANSPORTATION MARKET DEVELOPMENTS

# Fuel Cell EV (FCEV) Economics Are Driven by Fuel Cost: In Key Geographies, Economics are *Already* at TCO Parity with Diesel

**The largest factor driving the economics of diesel versus hydrogen heavy trucks is the cost of the fuel used**

- The price of hydrogen is expected to decrease rapidly as green production scales around the world, while oil derivatives will likely become more expensive through a dearth of investment

**Hydrogen is produced from natural gas today for petroleum refining and industrial use for <$1 per kg globally**

- We believe that waste gas or various wastes as sources of hydrogen will be even cheaper as money is paid to those capturing landfill gas or processing mixed solid waste that otherwise goes to landfill

**We believe that fuel cell costs will drop as Hyzon reaches scale**

**Various regions are developing additional financial incentives encouraging the adoption of fuel cell technology**

- European jurisdictions offer Road Tax Savings of $120,000-300,000 over a typical life of a commercial vehicle
- California has a Low Carbon Fuel Standard rule which will credit the dispenser of hydrogen by $1.75 per kg if the hydrogen is produced by natural gas (and even more for renewable hydrogen)

*Compares to $3.25/g in February 2021 transaction announcement presentation*

*Compares to $4.00/g in February 2021 transaction announcement presentation*

| | DIESEL CALIFORNIA | DIESEL EUROPE | NEAR TERM FUEL CELL ECONOMICS | MEDIUM TERM FUEL CELL ECONOMICS |
|---|---|---|---|---|
| COST OF CLASS 8 TRUCK | $140,000 | $115,000 | $240,000 | $150,000 |
| MILES DRIVEN | 700,000 | 700,000 | 700,000 | 700,000 |
| TRUCK COST PER MILE | $0.20 | $0.16 | $0.34 | $0.21 |
| FUEL COST PER US GALLON | $4.00 | $6.34 | | |
| FUEL COST PER kg | | | $4.00 | $3.00 |
| MILES PER US GALLON | 6.25 | 6.25 | | |
| MILES PER kg | | | 7.5 | 9.0 |
| FUEL COST PER MILE | $0.64 | $1.01 | $0.53 | $0.33 |
| SERVICE + MAINTENANCE PER MILE | $0.21 | $0.21 | $0.15 | $0.15 |
| TOTAL COST PER MILE | $1.05 | $1.38 | $1.02 | $0.70 |
| INCL. EUROPEAN SUBSIDY[1] | | | $0.85 | $0.53 |
| INCL. CALIFORNIA SUBSIDY[2] | | | $0.79 | $0.47 |

Source: Hyzon Motors, Department of Energy, European Commission. European diesel prices represent average USD equivalent prices as reported by the European Commission as of April 19, 2021 in Germany, Netherlands, Belgium, France and Italy. Note: Actual values may vary, projections based on management forecasts. [1] Assumes European subsidy equivalent of $0.17 per mile. [2] Assumes California subsidy equivalent of $0.23 per mile.

21

HYZON | DCRB

Source: McKinsey Center for Future Mobility Capital Formation – Driving TCO Continually Lower – and Hydrogen’s Superior Carbon Profile Are Expected to Grow Hyzon’s End Markets Stronger push to limit carbon emissions, with more than 60 countries committing to zero net emissions by 2050 Falling costs of renewables and hydrogen technologies as production scales Strategic push in national roadmaps to include hydrogen as a solution for the transportation sector, committing to a total of 10 million FCEVs on the road by 2030 Industry alliances and momentum growing, as major investments were announced since 2017 Key Drivers $3 $11 $2 $1 $2 $4 $6 $8 $14 $17 Class 8 HDT 34% Class 6 MDT 57% Class 3 LCV 110% $20 Commercial FCEV market evolution by vehicle class USD billions Units sold 000’s +34% p.a 16% Bus <5 ~50 ~230 2020-30 Historical and Projected CAGR by vehicle class, % 2020 21 22 23 24 25 26 27 28 29 2030 0 2 4 6 8 10 12 14 16 18 20 22 9 2 6 3 Hydrogen Transportation Market Developments 34% Per Annum for a Decade, Reaching $20B in 2030

| Strategy & Operations Craig Knight – Chief Executive Officer, Hyzon Motors

Hyzon Is a Leader in the Global Decarbonization of Commercial Transport; Strategy Anchored in Key Attributes Leading Technology Nearly 20 years of development behind Hyzon’s core technology – the high-power density hydrogen fuel cell Focus on Commercial Market High-utilization, back-to-base business model drives superior economics; added scale and infrastructure to drive down TCO and open regional and long-haul markets Global Operations Hyzon already serving customers in Europe, to build out operations in U.S. and Middle East Experienced Management Team Founders and executive management have extensive experience across fuel cell and automotive sectors Exceptional Growth Potential Commercial fuel cell electric vehicle market expected to grow 34% annually to 20301 Strategy & Operations ¹ Source: McKinsey Center for Future Mobility

Select Hyzon News Since Deal Announcement on February 9, 2021 Announced that production of 15 hydrogen vehicles for delivery to Groningen Municipality has begun and is ongoing; first deliveries expected in Q3 2021 Announced vehicle supply agreement to supply trucks to New Zealand-based Hiringa Energy; first deliveries expected by EOY 2021 U.S.’ largest membrane electrode assembly (MEA) production facility outside Chicago under construction Launched commercial vehicle leasing service for customers in the European Union Announced collaboration with NEOM project in Saudi Arabia to pursue a joint venture to provide commercial vehicles for $500 billion zero-carbon city development Announced partnership with Raven SR for construction of waste-to-fuel hydrogen production hubs to serve truck fleets Announced the founding of Hyzon Zero Carbon Alliance along with 9 international partners to promote the transition to cleaner hydrogen fuel cell electric vehicles Appointed Adam Kroll to newly created position of Chief Administrative Officer Appointed Barry Hollingsworth as Controller Commercial Strategic Partnerships Leadership Strategy & Operations HYZON IS ON TRACK TO DELIVER VEHICLES TO CUSTOMERS ON FOUR CONTINENTS IN 2021

Hyzon Announces Entry to Middle East Market Neom and Modern, ideal partners to launch an exciting new phase in Hyzon’s development Neom has the largest announced green hydrogen project in the world, and is focused on developing a zero-carbon, green energy-powered city of the future Modern Industrial Investment Holding Group is a diversified industrial group, with interests in chemicals, mining, steel and healthcare Introduction to NEOM and Modern Tripartite MOU between Hyzon, NEOM and Modern Industrial to launch Hyzon presence in the GCC region NEAR-TERM Building on Hyzon’s operations in Asia-Pacific, Europe and North America, Hyzon ME intends to develop an assembly facility at NEOM with a nameplate capacity of 10,000 vehicles per annum1 Hyzon ME recently announced a partnership with Modern Industrial, a leading Saudi Arabian industrials group, and NEOM, a planned zero carbon city in the Kingdom of Saudi Arabia Hyzon aims to begin to supply vehicles to NEOM in 2021 Hyzon ME anticipates working closely with NEOM partners and stakeholders and anticipates significant fleet deployments within NEOM Hyzon Middle East (ME) LONGER-TERM As the Kingdom of Saudi Arabia (KSA), and the countries in the Gulf Cooperation Council (GCC) decarbonize… Hyzon ME plans to position itself to be able to assemble medium and heavy commercial vehicles to serve the needs of the whole of KSA The export market beyond KSA is significant, with several high-profile hydrogen projects across the GCC THE GULF REGION – WITH ABUNDANT SUNSHINE AND WIND – REPRESENTS ONE OF THE LARGEST GROWTH FRONTIERS FOR GREEN HYDROGEN Strategy & Operations 1 The Tripartite MOU sets out the current aims of the parties with respect to the project, but such aims will not constitute binding obligations on any party thereto until definitive agreements are executed.

Hyzon to acquire a minority interest in Raven SR as part of a new strategic partnership1 The partnership will include the construction of up to 100 waste-to-hydrogen hubs First 2 hubs planned to be built in California in 2022 Each hub is expected to produce between 4 and 15 tons of hydrogen per day, fueling up to 300 heavy-duty trucks In California, the cost of hydrogen will be negative with the LCFS credits, allowing Hyzon to sell at competitive prices The hubs are expected to produce hydrogen through a Steam/CO2 reforming process that involves no incineration and therefore no pollutants This process produces a cleaner syngas that is richer in hydrogen (by approximately 50-60%) and has greater hydrogen yield than many competing technologies The hydrogen will be used to fuel garbage trucks as well as other local vehicles Localized hydrogen from localized waste Initial hubs expected Hyzon Announces Initial Rollout of Waste-to-Hydrogen Hubs in California California, USA Strategy & Operations The MOU sets out the current aims of the parties with respect to the strategic partnership, but such aims will not constitute binding obligations on any party thereto until definitive agreements are executed.

Incineration CO2 Reformer Bio-Carbon MSW Steam/CO2 Reforming Hyzon’s California Hubs Will Operate Using a Zero Combustion Process, Eliminating Carbon Emissions Dimensions of Waste-to-Hydrogen Combustion NO YES Form of energy output SYNGAS STEAM Dioxins and carcinogens NO YES Advantages / Disadvantages Can process all organic waste – MSW, biomass, plastics, medical waste Plastics are completely broken down while glass and metals drop out of the system No oxygen presence therefore hazardous materials are not re-formed More energy output per ton of waste The Dioxins and Furans, which are formed in the presence of oxygen, are carcinogenic and harmful to the environment While Steam/CO2 reforming and incineration both offer solutions to landfill disposal, Steam/CO2 reforming is a green technology H2 Strategy & Operations

STRATEGY & OPERATIONS

# The Potential of Waste-to-Hydrogen

Hydrogen produced from waste solves several problems – waste, $CO_2$, and localized hydrogen production

**22M t**[1]
of waste produced per day

**5.5M t**
Municipal Solid Waste (MSW) per day

**16.5M t**
Agricultural Waste per day

Input

RAVENSR

- **No combustion.**
- **No pollutants.**

Output

**2M t**
of Hydrogen produced per day[1]

$H_2$

**26.7M**
barrels of oil equivalent daily[2]

**11M t**
$CO_2$ removed per day from oil displaced[3]

[1] Raven SR process expected to produce 1/11 ton hydrogen per ton of waste
[2] Inclusive of a 20% increase of fuel cell efficiency over ICE
[3] Source: EPA

29

HYZON | DCRB

STRATEGY & OPERATIONS

# Privately-Held Raven SR's Hydrogen Production Process Is Underpinned by a Patented Process

Raven SR has developed a very efficient waste-to-hydrogen process using no combustion[1]

**$H_2$ Production with Grid Electricity**

**1** Garbage Truck Payload (13.6t MSW per day) + Electricity

**30** Heavy-Duty Hydrogen Trucks Fueled[2]

**OR**

**Self Sustaining $H_2$ Production with Micro-Turbines**

**1** Garbage Truck Payload (13.6t MSW per day) + Micro-Turbine

**15** Heavy-Duty Hydrogen Trucks Fueled[2]

Electricity Self Generated

**HYZON IS CURRENTLY FUFILLING ORDERS FOR HYDROGEN GARBAGE TRUCK DELIVERIES IN 2021**

[1] According to the State of California Department of Toxic Substances, Raven SR's process involves no combustion

[2] Third party engineering study concludes 4.5 tons of hydrogen produced per 50 tons of waste. Assumes heavy-duty trucks consume 40kg/day

30

HYZON | DCRB

Source: IEA ETP; IHS; A Portfolio of Powertrains for Europe (2010); Thiel (2014); Hydrogen Council Hyzon’s Focus Is on Mobility Markets with Large Long-Term Potential Transportation market segmentation Weight (Tons) Range Requirement (km) 2-/3-wheelers Small Cars Medium-sized Cars Large Cars Medium/ Heavy Duty Trucks Trams and Railways Buses and Coaches Airplanes Shipping Hyzon’s Focus Areas 0 5,000+ 600+ 300+ 1 10 100 1,000 Vans/LCVs, Small Trucks FCEV Sales Share 2050 20-30% 10-20% <10% 40-50% 30-40% >50% Up to 5 % FCEV FUEL Share 2050 Bubble Size Bubble colors Bubble size roughly representing the annual energy consumption of vehicle type in 2050 (1 EJ) Bubble color representing the market share of hydrogen vehicles in 2050 Strategy & Operations

STRATEGY & OPERATIONS

# Hydrogen is Superior in Heavy Duty and High Utilization Use Cases

Structural advantages versus battery alternatives

## BATTERY WEIGHT AND CHARGING TIMES ARE MATERIAL ISSUES FOR BEV TRUCKS


Truck weight
Reduced payload from battery weight in BEV Equivalent
Payload

**Advantages of Hydrogen over BEV**

- Faster Refueling ✓
- Better Range ✓
- Environmentally Cleaner ✓
- Higher Payload ✓

In the US, the max weight allowance for Class 8 trucks is 36 tons (approximately 80,000 lbs)

The weight of the truck without the battery is ~7-8 tons and the **battery can weigh up to 5 to 8 tons[1]**

A hydrogen fuel cell truck has the potential to generate more revenue because it can carry more weight and **can operate for 24 hours without the need for long recharging times**

Hydrogen enables autonomy in high utilization, 24/7 assets with significant advantages over battery technology
**Hyzon has entered into a collaboration agreement aiming to deploy the world's first fully autonomous, zero-emission truck currently targeted for 2021**

> "The problem is that batteries are big and heavy. The more weight you're trying to move, the more batteries you need to power the vehicle. But the more batteries you use, the more weight you add—and the more power you need.
>
> **Even with big breakthroughs in battery technology, electric vehicles will probably never be a practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles.**"
>
> **BILL GATES**
> SEP-2020

[1] Public sources.

32

HYZON | DCRB

STRATEGY & OPERATIONS

# Hydrogen Fuel Cells Will Be the Most TCO Competitive Low-Carbon Solution for Many Automotive and Non-Automotive Categories

## Hydrogen competitiveness by 2030



Most attractive TCO
Not exhaustive
Hyzon target segments
Compared to low-carbon alternatives (2030)
Compared to conventional alternatives (2030)
Methanol[1]
Blending of hydrogen in gas network
Fertilizer[1]
Refinery[1]
Large mining
Regional train
Fleet (taxi)
Heavy duty truck
Medium duty truck
Long-distance coach
Back-up generator
Boiler with existing network
Short-range aircraft
Large construction
Regional aircraft
SUV
Large passenger car
Forklifts
Long-distance urban bus
Large drone
Medium -range aircraft
Simple cycle turbine
Small regional ferry
Mid-size long range vehicle
Commuter aircraft
Van for urban delivery
Short-distance urban bus
Remote generator
Long-range aircraft
Mid-size short range vehicle
Compact urban car
RoPax
Recreational drone
Boiler with new network
CHP for small buildings
Combined cycle turbine
High grade heating
Steel
Mid grade heating
Small construction & mining
TRANSPORTATION
Power generation
Automotive
Off-highway
Aviation
Rail
Marine
Buildings
Industry
Feedstock uses

Source: Hydrogen Council: Path to hydrogen competitiveness: A cost perspective

33

HYZON | DCRB

Note: US facilities are under construction; NEOM facility expected to be developed under JV with Modern Industrial contemplated in the Tripartite MOU, which sets out the current aims of the parties with respect to the project. Such aims will not constitute binding obligations on any party thereto until definitive agreements are executed. Global Footprint to Address a Global Market Hyzon’s Current and Planned Facilities Groningen, The Netherlands Vehicle Assembly Technology Development Fully Operational Rochester, New York, USA Corporate headquarters Vehicle integration center Fuel cell production and testing facility NEOM, Saudi Arabia Vehicle Assembly Targeted annual capacity of up to 10,000 vehicles Bolingbrook, Illinois, USA Membrane Electrode Assembly production Strategy & Operations Detroit, Michigan, USA Vehicle Innovation facility

STRATEGY & OPERATIONS

# Customer Deployments Underway and Demand Is Accelerating Rapidly

## Vehicles ordered and near-term pipeline – hydrogen's time is **now**

### Contracted Orders (100% Certain)

- From private and public sector customers
- Range of applications – heavy duty, refuse, prime movers, buses
- Hydrogen supply secured

### High Probability Orders (70%+)

- From existing and new customers
- Additive to contracted

**Contracted and high probability revenue >$150mm**



APPLICATION
Projected Delivery
Order Status
5 year Projected Units / Revenue
HEAVY TRUCKS
(Advanced Discussions)
500+ / $200mm+
Leading Retailer
HEAVY TRUCKS
2022 Delivery
(Advanced Discussions)
50 / $20mm+
Industrial Gas Company
HEAVY TRUCKS
2021 Delivery
(Finalizing PO, 5 / $2mm)
500+ / $200mm+
Global Brewer
HEAVY TRUCKS
2021 Delivery
(Finalizing contract, 14 / $5mm)
100+ / $40mm+
HEAVY TRUCKS
2021 Delivery
(Contract Signed, 1 / $0.5mm)
200 / $80mm
Major Dairy Brand
ULTRA HEAVY DUTY TRUCKS
2022 Delivery
(Signed MOU, 2 / $3mm)
30 / $15mm+
Specialty Metals Leader
HEAVY TRUCKS
2020 Delivery
(Advanced Discussions)
100+ / $40mm+
Large Trucking Operator
Energy Major
HEAVY TRUCKS
2021 Delivery (Advanced Discussions, 20 / $8mm)
500+ / $200mm+
Large Trucking Operator
Leading Retailer
HEAVY TRUCKS
2021 Delivery
(Finalizing Contract, 2 / ~$1mm)
500+ / $200mm+
HEAVY / MED TRUCKS
2021 Delivery
(MOU Signed)
200 / $80mm+
Trucking & Rail Logistics Operator
HEAVY TRUCKS
On Road Today
(70 delivered to date by other OEMs with Horizon fuel cells)
300+/ $60mm+
Leading Steel Company
Hydrogen-Electric Flight
FLIGHT
2021 Deliveries, 2
(Confirmed PO plus MOU)
~25 systems / $20mm+
Beverage Company
HEAVY TRUCKS
2022 Delivery (Advanced Discussions)
100+ / $40mm+
Large Trucking Operator
HEAVY TRUCKS
2021 Delivery (MOU Signed, 3 / $1.5mm)
30+ / $12mm+
Zero Emission City
HEAVY / MED TRUCKS
2022 Delivery
(MOU Signed, 200 / $50mm)
500 / $150mm+
Global Port Operator
HEAVY TRUCKS
2022 Delivery (Advanced Discussions) 300 / $80mm+
Infrastructure Company
MEDIUM TRUCKS
2021 Delivery
(Finalizing PO, 1 / $300l)
1,300+ / $300mm+
Leading Retailer
HEAVY TRUCKS
2021 Delivery (Finalizing Contract, 4 / $2mm)
50+ / $20mm+
HEAVY TRUCKS
2021 Delivery (Advanced Discussions, 5 / $2mm)
50+ / $20mm+
Heavy Truck Operator
Leading Miner
BUSES
2021 Delivery
(Signed Contract. 10 units / ~$8mm)
100+ / $60mm+
Hydrogen Infrastructure Partner
HEAVY TRUCKS
2021 First 20 Units
(Signed Contract, 20 / ~$10mm)
1,400+ / $500mm+

Note: Some sales made to 3PL customers that are not the end users referenced here (as is typical for the industry).

35

HYZON | DCRB

STRATEGY & OPERATIONS

# Public Sector Seed Sales Lead to Large Near-Term Demand

## Light, medium and heavy-duty truck orders by municipalities and public entities

Select Government and Municipality Customers

| | COUNTRY | 2021 / 2022 HYZON ORDERS | REVENUE | STATUS |
|---|---|---|---|---|
| CHINESE MUNICIPALITY | China | ~300 | ~$60M | Contracted[1] |
| PORT OF BARCELONA | Spain | 100 | ~$50M | Adv. Discussions |
| PORT OF ANTWERP | Netherlands | 50 | ~$12M | Adv. Discussions |
| MUNICIPALITY OF GRONINGEN | Netherlands | 18 | ~$8M | Contracted[4] |
| MUNICIPALITY OF ABERDEEN | United Kingdom | 1 (+15) | ~$10M[2] | Qualified[3,4] |
| MUNICIPALITY OF NOORDENVELD | Netherlands | 6 | ~$4M | Adv. Discussions |
| MUNICIPALITY OF BARCELONA | Spain | 4 | ~$2M | Adv. Discussions |
| MUNICIPALITY OF BERLIN | Germany | 1 (+4) | ~$1M[2] | Qualified[3] |
| MUNICIPALITY OF AMSTERDAM | Netherlands | 3 | ~$1M | Contracted[4] |

The European green deal and a global push to decarbonization is driving the public sector to seek green solutions for vehicle fleets

[1]Horizon has an MOU for future deployment of trucks to certain Chinese municipalities, a substantial portion of which are projected to be delivered by Hyzon. [2]Assumes conversion of potential orders in adjacent column to completed sales. [3]A third party firm has qualified to fulfill both of these orders and Hyzon has contracted to provide one validation unit to that firm, with all additional units pending contracting, 2022 deliveries. [4] Contracted with Holthausen Clean Technology Investments B.V., Hyzon Europe's joint venture partner. Orders are expected to be fulfilled by Hyzon under a vehicle purchase agreement between Holthausen and Hyzon Europe's joint venture with Holthausen, which is being finalized.

36

HYZON | DCRB

STRATEGY & OPERATIONS

# Hyzon's Aim Is to Grow with Existing Fleet Customers, with Each Win Having the Potential to Grow into Substantial (and Recurring) Revenue

## Hyzon expects to exceed its business plan with very few additional key customers

| | SEED THE MARKET (2021 ORDERS GROWING) | | | | GROW THE MARKET (2022 – 2024, BACKLOG BUILDING) | | | MATURE VOLUMES (AFTER 2025) | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | CUSTOMER | CATEGORY | QUANTITY | $ MM | TOTAL FLEET | QUANTITY | HYZON REVENUE $MM | TOTAL FLEET | HYZON VOL. @ 20% SHARE | HYZON REVENUE $MM |
| Customers | Customer 1 | Class 8 | 100 | 20 | Class 6, 8 | 1,400+ | 500+ | 15,000 | 3,000 | 1,200+ |
| | Customer 2 | Class 8 | 20 | 9 | Class 8 | 1,400+ | 500+ | 8,500 | 1,700 | 800+ |
| | Customer 3 | Coach Bus | 10 | 8 | Bus, Other | 100+ | 60+ | 2,000 | 400 | 250+ |
| | Customer 4 | Class 8 | 10 | 4 | Class 6, 8 | 1,000+ | 300+ | 30,000 | 6,000 | 1,800+ |

| | SEED THE MARKET | GROW THE MARKET | MATURE VOLUMES |
|---|---|---|---|
| Vehicles[1] | FUEL CELL: New York, Shanghai<br>CHASSIS: Ford, Freightliner, DAF<br>ASSEMBLY: Fontaine Modification, Holthausen Clean Technology | Formalize Partnership with existing rolling chassis providers<br>Ford, Freightliner, DAF | Development of own captive chassis with third party providers<br>Autocar (Class 8)<br>Detroit Chassis LLC (Class 8) |
| | SERVICE: HYZON + CUSTOMER | SERVICE: HYZON + CUSTOMER | SERVICE: HYZON + CUSTOMER |
| Hydrogen Source | **On-site customer supply** (95% of existing customers)<br>**Existing hydrogen stations** (5% of existing customers) | **Hyzon-created capacity** (~25%)<br>**On-site supply and existing stations** (~75%) | Hyzon network (50%)<br>3rd Party capacity (50%) |
| | LEVERAGE EXISTING SUPPLY | BUILD HYZON / PARTNER SUPPLY | HYZON AND 3RD PARTY SUPPLY ESTABLISHED |

Source: Management data and projections [1] Chassis and assembly suppliers indicative of anticipated relationships.

37

HYZON | DCRB

1 Bank of America has signed a mandate with Hyzon for the provision of truck lease financing in Australia, and discussions are ongoing for other regions. Hyzon Has the Flexibility and Business Model to Provide Various Solutions for Customers FCEV Vehicle Purchase 1 Vehicle Assembly Partner MANUFACTURING PARTNERS FCEV Offering to DeCarbonize FLEET operations with hydrogen provided by customers or through Hyzon’s subscription service, enabled through partnerships with energy players and global hydrogen leaders FCEV Vehicle Lease1 2 Vehicle Assembly Partner MANUFACTURING PARTNERS + Hyzon Lease, Hydrogen Supply, Service & Maintenance Contract Fuel Cell & Stack Purchase 3 End customers in various mobility end markets Strategy & Operations

Note: Market sizes estimated based on third party research. While Hyzon will be permitted to manufacture and sell products across all vehicle segments including rail, aviation and marine worldwide, Hyzon will be subject to certain restrictions with respect to its sales of standalone fuel cells for non-mobility applications generally, and for mobility applications to be commercialized in Asia, Africa or South America. Captive Technology Allows Hyzon to Pursue Massive TAM in Transportation Adjacencies More than heavy duty trucks In the future, automation technology COULD ENSURE far greater asset utilization across all vehicle segments, further favoring “fast fueling” hydrogen solutions Hyzon’s fuel cell technology is suited to diesel engine substitution across industries Total diesel engine market globally >$200B Hyzon’s initial focus is on the large heavy duty truck market, with 2.2M Class 8 tractors produced annually Hyzon’s fuel cell technology ADDRESSES emission REDUCTION challenges across the Transportation industry where battery technology does not offer a viable solution Emissions regulations Green targets and mandates Evolving financing methods incl. subsidies Infrastructure buildout Falling cost of technology Secular Tailwinds Rail: >$30B Aviation: >$80B MARINE: >$14B Strategy & Operations

| Technology Development Jay De Veny – Vice President, Hyzon Motors

Hyzon Leverages Decades of Hydrogen Technology Leadership for a Head Start in Mobility Solutions Hyzon parent company Horizon has already delivered hundreds of hydrogen fuel-cell power systems for commercial vehicles to customers, including buses and Class 8 trucks Hyzon Motors is Leveraging History of Parent Company, Horizon Fuel Cell Technologies, to Revolutionize Heavy-Duty Mobility …providing customers with the most competitive product in the market … has led to development of Hyzon’s fuel cell, the world’s most powerful, uniquely suitable for heavy duty applications… Existing First Mover Advantage through Horizon… Hyzon is the technology carve-out to pursue the trillion-dollar market of hydrogen mobility. It has 20 owned provisional patent applications and 40+ co-owned patents and applications with Horizon Hyzon is launching hydrogen heavy vehicles and expects to ship fuel cell heavy trucks this year Horizon was founded in Singapore in 2003 and pioneered fuel cells in a variety of global applications In 2019, Horizon shipped 27MW of fuel cell capacity including 10 units of 150kW stacks, believed to be more output than any other standalone fuel cell company Technology Development

TECHNOLOGY DEVELOPMENT

# Legacy of First Mover Status in Frontier Applications and Markets

## The Parent Company Has Been Active in a Variety of Heavy Vehicle Scenarios

| VEHICLE TYPE | NO. OF UNITS | STATUS | TOTAL MILES DRIVEN |
|---|---|---|---|
| Heavy truck | 70 | Active Service (steel transport) | ~160,000 |
| Heavy truck (drayage) | 3 | To be deployed in 2021 | N/A |
| Light truck | 350 | Delivered in 2019 | ~330,000 |
| City bus | 5 | Active Service (passenger transport) | ~50,000 |





VEHICLES ON THE ROAD TODAY, YEARS AHEAD OF COMPETITION

**ACCELERATING DECARBONIZATION**

| | |
|---|---|
| YEARLY KM PER 42T TRUCK | 105,000 |
| DIESEL CONSUMPTION (L/100KM) | 45 |
| YEARLY DIESEL CONSUMPTION (L) | 47,250 |
| DIESEL CO2 EMISSION (KG/L) | 2.67 |
| **TOTAL CO2 EMISSIONS PER TRUCK PER YEAR (TONS)** | 126 |
| **TOTAL CO2 EMISSIONS OF 10K TRUCKS PER YEAR (TONS)** | 1.26mm |



42

HYZON | DCRB

Hyzon’s Fuel Cell Is Differentiated with a Clear Technological Lead over Competitors Example Product: G2 Fuel Cell Stack Evolved through 17 years of fuel cell development from Horizon fuel cell Fuel cells that could match the power output of diesel engines were historically too heavy and too big. Higher power density makes the Hyzon fuel cell highly suited to diesel engine replacement Hyzon’s new Titan stacks are projected to have the highest power density on the market (performance validated by highly respected testing authority TÜV Rheinland, and benchmarked through independent consultant research) Competitors typically developed their fuel cells with stationary applications or passenger cars in mind; Hyzon is entirely focused on heavy mobility, which has unique challenges and requirements Patent protected technology : 20 exclusively owned provisional patent applications and 40+ co-owned patents and applications with Horizon Technology Development

TECHNOLOGY DEVELOPMENT

# Hyzon's Fuel Cell Is a Key Competitive Advantage and Leads the Market Across a Range of Benchmarks

## Overview of Fuel Cell Competitors

### Key Highlights

- Hyzon has demonstrated market leadership in every power density category, as validated by third party tests
- Cell Power Density (start with a strong building block) – the core technology advantage based on fundamental knowledge
- Volumetric Power Density (more power in a smaller space) – better packaging, more design trade-off flexibility
- Gravimetric Power Density (more power with less weight) – improved performance, payload advantage

### Volumetric Power Density



Exclusive of End Plates
Volumetric Power Density (kW / L)
HYZON
POWERCELL
BALLARD
TOYOTA
HYUNDAI
6.08
5.48
5.2
4.3
3.03
1.14
G3 Titan 140.2
G3 Titan 140.1
PowerCell S3 – 63kW
FCgen® – HSP
Toyota Mirai
Hyundai NEXO

### Single Cell Power Density



Single Cell Power Density (W / cm^2)
HYZON
TOYOTA
POWERCELL
GM
1.44
1.31
1.3
0.98
0.98
0.92
0.72
0.59
G3 Titan 140.2
G3 Titan 140.1
Toyota Mirai
PowerCell S3 63kW
PowerCell S3 98kW
PowerCell S3 125kW
PowerCell S3 81kW
GM HydroGen3

### Gravimetric Power Density



Exclusive of End Plates
Gravimetric Power Density (kW / kg)
HYZON
BALLARD
POWERCELL
TOYOTA
HYUNDAI
5.54
5.03
4.7
3.66
3.02
1.06
G3 Titan 140.2
G3 Titan 140.1
FCgen® – HSP
PowerCell S3 – 63kW
Toyota Mirai
Hyundai NEXO

Source: Third party consulting study completed in November 2020.

44

HYZON | DCRB

TECHNOLOGY DEVELOPMENT

# Proprietary Fuel Cell Continues to Rapidly Iterate to Higher Performance with Industry-Leading Cycle Times Between Generations

Hyzon fuel cells have rapidly improved. The higher power density makes the Hyzon fuel cell **competitive with diesel today.** The new Titan stacks are projected to have the highest power density on the market

Hyzon's unique fuel cell stack design (patent pending) aims to improve active area material utilization rate from 70% to almost 100%, resulting in **cost reduction and an increase in power density**

**FUEL CELL STACK DEVELOPMENT**

| | G1 | G2 | G3 TITAN |
|---|---|---|---|
| LAUNCH DATE | 2016 | 2019 | 2022 |
| MAX POWER (kW) | 40 | 150 | 370 |
| POWER DENSITY (kW/l) | 1.5 | 4.2 | 5.5 |
| POWER DENSITY (W/cm2) | 0.7 | 1.2 | 1.5 |
| CELL THICKNESS (mm) | 2.8 | 1.6 | 1.2 |
| PLATE MATERIAL | Graphite | Hybrid | Ti |
| EXPECTED RUN TIME (hrs) | 10,000 | 20,000 | 20,000 |
| APPLICATION | Commercial vehicle | Commercial vehicle, heavy equipment, train, marine, powerplant | Commercial vehicle, heavy equipment, train, marine, aircraft, powerplant |
| STATUS | Finished | Volume production | Single cell validated, tool in progress |
| SYSTEM COST ACHIEVED $/kW | 1,000 | 500 | |
| SYSTEM LT COST TARGET $/kW | | 300 | 120 |

Source: Management data and projections

45

HYZON | DCRB

Hyzon Vehicles Reflect Cost-Conscious Design and Optimization HYZON PROVIDES THE FUEL CELL AND KEY RELATED COMPONENTS FOR A FCEV WITH EXISTING AND ESTABLISHED SUPPLIERS PROVIDING ADDITIONAL ENABLING TECHNOLOGY Current status: Source mature products from suppliers Future status: Light weight composite cab under development CAB DC/DC: 4-in-1 integrated DC/DC under development Battery: In-house assembled battery packs and external battery packs Power Management Software (proprietary) EV POWER MANAGEMENT In-house integration with externally sourced parts THERMAL MODULE Current status: Source mature products from suppliers Future status: Fuel cell optimized chassis under development CHASSIS Start from sourcing; co-develop advanced eAxles with partners Control Software (proprietary) eAXLES In-house production with externally sourced parts HYDROGEN STORAGE (20-60kg) Remote monitoring Continuous over the air data access Supports maintenance scheduling Fuel Cell Stack up to 500hp (in-house) Compressor (external & in-house) Humidifier (external & in-house) Anode management (in-house) Control software (proprietary) FUEL CELL Proprietary vehicle software with integrated telematics and ADAS VEHICLE CONTROL Technology Development

| Financial Overview Mark Gordon – CFO, Hyzon Motors

Strong and Consistently Growing Backlog Underpins Value Hyzon is a first mover and has the most visible backlog NEAR-TERM $55M of revenue under contract or MOU already, and grows to over $150M including high probability customers >100 fuel cell trucks to be supplied to a wide number of corporate and government customers Vehicles to be deployed range in type and include Class 8 heavy duty trucks, medium duty trucks, buses, refuse trucks and pullers ~75% of sales into Asia & Australia, ~25% into Europe Total Backlog Forecasted 5 Year Ramp in Vehicles (Units) LONGER-TERM >$3.3bn 2025 projected revenue pipeline of which 30% projected under signed MOUs Expect to deploy over 9,000 fuel cell trucks for almost $3bn in projected revenues in 2025 Over 15,000 cumulative Hyzon-branded vehicles on road Forecasted 5 Year Revenue (US$ in millions) 2021 2022 2023 2024 2025 74 623 3,359 6,800 9,260 11 35 68 300 600 MD and HD Trucks Buses Hyzon has a robust pipeline with a high number of future orders under MOU 2025E $3,286 2024E $2,242 2023E $972 2022E $198 2021E $37 RECURRING REVENUE FROM Hydrogen sales Service and Maintenance Financing 2025 30% Projected Under Existing MOUs Financial Overview

FINANCIAL OVERVIEW

# Hyzon Has a Robust Financial Plan

## Large TAM with proven demand for rapid topline growth

- ~500 commercial vehicles powered today[1]
- Near-term adjacent markets of other commercial vehicles, forklifts, and buses
- Longer-term, ability to expand into other sectors: aviation, marine, rail, and other transportation

## Profitable

- Uniquely positioned vs. hydrogen mobility competitors that are not able to produce their own hydrogen supply or fuel cells, an expensive and critical technology
- Secured supply contracts provide low input costs for key components such as hydrogen supply
- High margins are achievable even with competitive pricing for customers

## Key Projections

US$ millions


2021
2022
2023
2024
2025
$27
$142
$724
$1,454
$1,888
$-
$24
$127
$214
$350
$8
$25
$31
$171
$342
$-
$-
$66
$337
$550
FCEV Heavy Truck
36t-50t
FCEV Medium Truck
12t
FCEV City Bus
12m / 40ft
FCEV Truck / Van
Class 3

## Cash-Generative

- Low capital intensity drives cash-flow generation that can be reinvested in growth in early years and returned to shareholders in future years
- Ability to slow growth and remain FCF positive

[1] Co-developed by Horizon and OEMs, using Horizon's fuel cell powertrain.

49

HYZON | DCRB

Capital Required to Scale Hyzon in the Near-Term Will Be in Place Following the Merger GETS HYZON TO FCF positive in 2024 No incremental equity, assumes $100M working capital facility drawn in 2023 Capacity for over 20,000 heavy duty fuel cells $500m Equity Funds Plan R&D: (-) $220M Facilities: (-) $260M Hydrogen hubs / fueling stations: (-) $150M Working capital: (-) $400M Aggregate EBITDA generated by business: + $820M Illustrative Use of Proceeds of a Capital Raise to 2025 Source: Management projections Financial Overview

Key Milestones with Visibility to Strong Public Debut Hyzon has a clear path following the transaction 85+ Vehicles Expected to be produced in 2021 20,000 Vehicles Expected to be produced in the next 5 years 150,000 Vehicles Expected to be produced by 2030 Hyzon Will TARGET THE Achievement of 3 Key Milestones IN 2021 $55mm pipeline¹, and grows to over $150mm including high probability customers Vehicle Production Underway in the US and Europe Hyzon branded trucks and buses expected to be deployed from the end of 2020; we expect to celebrate the 85th vehicle to be deployed before the end of 2021 85 Hyzon Branded Vehicles Deployed Build Rochester into a fully functional plant producing fuel cells to deliver to Hyzon and integration partner facilities around the globe Commission US Fuel Cell Manufacturing HYZON IS A FIRST MOVER with expected Deliveries in 4 continents in 2021 1 2 3 ¹ Under contract or MOU. Financial Overview

Summary Projected Financials ($USD millions) 2021E 2022E 2023E 2024E 2025E Volumes           Vehicle Delivery Volumes Heavy Truck (36t-50t) 74 513 2,638 5,660 7,400 Medium Truck (12t) 0 110 722 1,140 1,860 City Bus (12m) 11 35 68 340 600 Class 3 Truck / Van 0 0 840 4,435 7,235 Total 85 658 4,268 11,535 17,095 Income Statement           Vehicle Revenue 35 190 948 2,176 3,129 Fuel Cell Revenue 2 6 17 43 105 HYZON Zero Carbon Revenue 0 1 7 24 52 Total Revenue $37 $198 $972 $2,242 $3,286 % Growth nm 412% 392% 131% 47% Cost of Goods Sold (-) Vehicle $24 $132 $665 $1,489 $2,139 (-) Fuel Cell 1 3 8 18 42 Total COGS $25 $135 $673 $1,508 $2,181 Total Gross Profit $12 $62 $299 $735 $1,106 Gross Margin % 32.0% 31.5% 30.8% 32.8% 33.6% EBITDA ($73) ($25) $87 $326 $505 EBITDA Margin % NM NM 8.9% 14.5% 15.4% CapEx ($63) ($178) ($161) ($102) ($126) No additional equity required between PIPE and going to market, achieving positive cash-flow Reflects share of TAM of ~1% by 2025 Financial Overview

| Appendix Supplemental Materials

APPENDIX

# Hyzon's Foresight in Securing Other Technology Further Solidifies Advantage

Hyzon has a suite of technology within and beyond its leading fuel cell

### World Class Plate Technology

Single cell thickness reaches 1.15mm/cell enabling 500hp single stack module

### Durable Electrode Technology

Superior cell reversal tolerance compared to commercial MEAs from leading suppliers

### Plate Coating Technology

Superior anti-polarization performance

### Air Compressor (under development)

70kW, 60,000 rpm, 2.9 compression ratio

Frictionless air bearing, long lifetime

One compressor for >300kW fuel cell system

### Humidifier (under development, patent application filing)

70% cost reduction compared with commercial products - unique planar design for high volume production

### Power Electronics (under development, patent application filing)

Triple Hybrid Technology. Battery weight and cost reduction by about 50%. High efficiency braking energy recovery

### e-Axle (co-development)

Light weight and high efficiency e-Axle for Class 3 - Class 8

### Truck Chassis (under development)

High strength steel chassis. Specifically designed for fuel cells, not diesel engines

54

HYZON | DCRB

Flexible Hydrogen Strategy Local hydrogen production expected to create a national network Back-to-Base A back to base model limits the required hydrogen infrastructure. A number of customers produce their own hydrogen Distribution Centers As hydrogen forklifts take market share, hydrogen production at distribution centers can be expanded to meet the needs of trucks Hydrogen Hubs Hyzon will also fund its own company-owned hydrogen infrastructure powered by waste gas Third Party Hydrogen A number of partners are building out hydrogen infrastructure powered by waste gas and other sources Hyzon Net Zero Carbon Alliance Alliances with energy and industrial gas companies expected to enable Hyzon to offer a partnership approach to hydrogen supply appendix

APPENDIX

# Hydrogen Hubs

A low cost and green method for hydrogen production

## Hydrogen **Hub**


Landfill
Animal waste
Food waste
Crop residue
Wastewater treatment
Gasification
Syngas
Carbon Briquettes
Microturbine
Electricity
Grid
H2 from Electrolysis
Fuel Stations

- **Waste to electricity with microturbines is already used as a method to produce low-cost electricity.** The 'hydrogen hub' method only adds an electrolyzer
- Depending on the electricity price, **the hydrogen hub will switch between selling electricity to the grid or producing green hydrogen.** Dispatch optimization is expected to maximize revenues and provide very low cost hydrogen
- **Hydrogen is intended to only be produced with very low cost electricity and the hydrogen hub is expected to receive a 'tipping fee' for using waste gas.** The only incremental expense to this model is a low-cost electrolyzer. This leads to hydrogen produced for $1 per kg at the hub or $2 per kg at the fueling station
- **The hydrogen hub model is intended to be carbon negative** with the carbon captured in briquettes
- In collaboration with its partners, Hyzon is currently building its first Hydrogen Hub in Australia. Hyzon's partner, NRG Global, has multiple waste to electricity sites, and is planning to build Hydrogen Hubs

56

HYZON | DCRB

Distributed Steam Methane Reforming (SMR) Lowers the cost of hydrogen by eliminating the distribution costs THE CUSTOMER DECIDES ON THE FEEDSTOCK DEPENDENT ON LOCAL RESOURCES AND GREEN MANDATE Distributed SMR can use Renewable Natural Gas or Natural Gas as a feedstock. The process of producing hydrogen is done on-site so the distribution cost is eliminated. Hyzon is working with Bayotech to offer modular SMR systems The realized price of hydrogen is projected to be about $3.50 per kg using natural gas The realized price of hydrogen is projected to be higher using RNG, but the customer can decide how green they want to make their feedstock Natural Gas with Carbon Capture, Utilization and Storage (CCUS) is expected to be a carbon neutral process which eliminates the CO2 emitted by a diesel motor. Even without CCUS, the carbon footprint is still much lower than diesel Renewable Natural Gas expected to have a carbon neutral footprint or a carbon negative footprint if CCUS is used Modular Distributed SMR Hydrogen CO2 Carbon Capture, Utilization and Storage Syngas Waste Gases Landfill Animal waste Food waste Crop residue Wastewater treatment Natural Gas Renewable Natural Gas Distributed SMR Hydrogen appendix

Electrolysis Distributed or Centralized Affordable hydrogen enabled by partnerships and a developed sourcing strategy Hydrogen can be made from electrolysis either in a distributed or a centralized manner The cost of electolyzers is dropping rapidly. Power from the grid can be very inexpensive at off-peak hours Hydrogen can be produced for $3-5/kg Hyzon is working with Infinite Blue Energy in Western Australia to source hydrogen produced from solar and then distributed to fuel stations Grid Electrolysis Hydrogen CENTRALIZED Hydrogen DISTRIBUTED Renewables SOLAR, WIND, HYDRO Fuel Stations Electricity HYDROGEN SOURCING PARTNERS CARBON EMISSIONS DEPENDENT ON SOURCE OF ELECTRICITY The Process of Electrolysis Australia New Zealand appendix

1This list represents suppliers who have provided components to date; discussions around long-term arrangements ongoing. 2 Customers at various stages of contract negotiations, not all subject to binding purchases. Asset-Light Production Process is Proven, Less Capex Intensive, and Key Relationships Have Already Been Formed Multiple Locations, USA Groningen, Netherlands Rochester, NY and Shanghai, China Vehicle Components Provided Through Selected Manufacturing Suppliers1 A Berkshire Hathaway Company Fuel Cell Power Train Manufacturing Vehicle Assembly Fuel Cell Customers Vehicle Customers2 Hydrogen Valves Cylinders Motors International Homologation, Powertrain Quality Chassis Chassis Chassis and Cab Chassis and Cab Leading Hydrogen-Electric Aviation Company appendix

APPENDIX

# Comparison of Global Fuel Cell Truck Deployments

## Number of Fuel Cell Commercial Vehicles Delivered and Projected to be Delivered by 2023

| | Horizon / HYZON | NIKOLA | HYUNDAI | TOYOTA | KENWORTH | HONDA / ISUZU | VOLVO / DAIMLER |
|---|---|---|---|---|---|---|---|
| FUEL CELL COMMERCIAL VEHICLES DELIVERED BY END OF 2020 | ~500[1] | 0 | 10s | 10s | 0 | 0 | 0 |
| FUEL CELL COMMERCIAL VEHICLES TO BE DEPLOYED BY END OF 2023 | 5,000[2] | 2,000 | 2,000 | No public info | No public info | No public info | No public info |

- Hyzon's parent company and partners have delivered approximately 500 fuel cell commercial vehicles as of the end of 2020
- Nikola has pushed back its delivery schedule from 2021 to 2023 and the company's pre-orders are cancellable with no payment commitment from customers
- Hyundai announced plans to deliver 2,000 fuel cell trucks in Europe through 2025
- Toyota, in collaboration with Kenworth has approximately 10 trucks in the US, as well as a small number of fuel cell buses

**HYZON IS YEARS AHEAD OF COMPETITION ON FUEL CELL TRUCK EXPERIENCE**

Source: Publicly available information. [1] Most of the commercial vehicles were powered by Horizon fuel cell systems, integrated and delivered by third party OEMs. [2] Customers at various stages of contract negotiations, not all subject to binding purchases.

60

HYZON | DCRB

Service and Maintenance Developed strategy to accommodate volume growth Certified customer service crew or on-site engineers for maintenance Highly trained service experts close to customers ensure high service levels and support repeat business Hyzon intends to also provide maintenance for distributed SMR equipment Leveraging expertise from core business Limited number of locations, no need for national service network (similar to Plug Power model) Back-to-base model Scheduled preventative maintenance to minimize unexpected downtime Software monitoring Expect revenue potential from servicing as third party vendors are unfamiliar with fuel cells Plan to ultimately use a national player such as Penske and/or Ryder to complement rollout Most servicing to be done in-house Minimal service required vs. comparable diesel model No oil changes Less tire and brake wear and tear Fewer moving parts appendix

62 Risk Factors All references to the “Company,” “we,” “us” or “our” refer to the business of Hyzon Motors Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Decarbonization Plus Acquisition Corporation (“Acquiror”), with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Acquiror. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Acquiror and the proposed transactions between the Company and Acquiror, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in the Company and Acquiror. appendix Risks Related to Hyzon’s Business and Industry Our business model has yet to be tested and any failure to commercialize our strategic plans would have a material adverse effect on our operating results and business, harm our reputation and could result in substantial liabilities that exceed our resources. We may need to raise additional funds, and these funds may not be available on terms favorable to us or our stockholders or at all when needed. We have a limited operating history as a stand-alone company making it difficult to evaluate our future business prospects, which may increase the risk to investors. Complex software and technology systems will need to be developed, both in-house and in coordination with vendors and suppliers, for us to successfully produce our hydrogen-powered commercial vehicles and hydrogen fuel cell systems, and there can be no assurance that such systems will be successfully developed. We may be unable to keep up with changes in commercial vehicle or fuel cell technology as new entrants and existing, larger manufacturers enter the non-carbon emitting commercial vehicle space. We have a limited number of current customers and pending orders, and there is no assurance that non-binding memoranda of understanding and letters of intent will be converted into binding orders or sales. Our sales efforts involve considerable time and expense and our sales cycle is often long and unpredictable. We may expend substantial cost and managerial time in preparing bids and proposals for potential customers that use competitive bidding processes, and there is no assurance that we will win awards.

Risk Factors (cont.) Risks Related to Intellectual Property We may need to defend ourself against patent, copyright, trademark, trade secret or other intellectual property infringement or misappropriation claims, which may be time-consuming and cause us to incur substantial costs. Our business may be adversely affected if we are unable to protect our intellectual property rights from unauthorized use by third parties. Our patent applications may not issue or if issued, may not provide sufficient protection, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to ours. appendix Risks Related to Hyzon’s Business and Industry (cont.) We are only permitted to operate in the European market through our joint venture with Holthausen Clean Technology Investments B.V. We may be unable to successfully produce our hydrogen-powered commercial vehicles or hydrogen fuel cell systems in appropriate volumes, at competitive costs, or at all, which may adversely affect our business, prospects, financial condition and operating results. We and our partners and suppliers may rely on complex machinery for production of our hydrogen-powered commercial vehicles and fuel cell systems, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. Our future growth is dependent upon the willingness of customers in the commercial vehicle market, including but not limited to operators of commercial vehicle fleets and heavy-duty transport, to adopt hydrogen-powered commercial vehicles and on our ability to produce, sell and service products that meet their needs. If the market for hydrogen-powered solutions does not develop or develops slower than we expect, our business, prospects, financial condition and operating results will be adversely affected. Demand for our hydrogen-powered commercial vehicles and hydrogen fuel cell systems will ultimately depend on demand from target customers, some of which operate in cyclical or regulated industries, which may subject us to that cyclicality or regulatory uncertainty and result in volatility and uncertainty and in the demand for our products, which could have a material adverse effect on our business, prospects, financial condition and operating results. If there is inadequate availability of hydrogen or we fail to secure hydrogen supply at competitive prices or with a competitive emissions profile, our business will be materially and adversely affected. Our business may be subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of constructing or servicing hydrogen infrastructure or refueling stations for certain customers, and such risks may increase in the future as we expand the scope of such services. We depend upon key personnel and will need to hire and train additional personnel. Risks Related to Hyzon’s Business and Industry (cont.) We currently face and will continue to face significant competition and many of our current and future competitors have or will have significantly more resources. Until we complete our hydrogen fuel cell production facilities, which may be delayed or not occur at all, we are and expect to be dependent on Horizon as a single source supplier of our hydrogen fuel cell systems, and the inability of Horizon to deliver such fuel cell systems for our commercial vehicles at prices, volumes, and specifications acceptable to us could have a material adverse effect on our business, prospects, financial condition and operating results. We depend on third parties for the supply of components and the assembly of our hydrogen-powered commercial vehicles. We depend upon our relationship with our parent company Horizon and Horizon’s subsidiaries, including in respect of certain supply and IP agreements with Horizon and its subsidiaries. We may be unable to expand on our intellectual property portfolio or otherwise develop the technology needed to operate our business. Certain of our directors, officers and employees are now affiliated with Horizon, which is engaged in business activities similar to ours, and, accordingly, may have conflicts of interest in allocating their time and determining to which entity a particular business opportunity should be presented. 63

Risk Factors (cont.) Risks Related to the Hydrogen Fuel Cell Industry Our hydrogen vehicles compete for market share with vehicles powered by other technologies that may prove to be more attractive to customers. Decreases in the price of gasoline and natural gas and the availability of alternative powered vehicles could delay or prevent transition to hydrogen vehicles. Our products use flammable fuels and some generate high voltages, which could subject our business to product safety, product liability, other claims, product recalls, or negative publicity. appendix Risks Related to Litigation and Regulations We operate in a highly regulated industry. The failure to comply with laws or regulations could subject us to significant regulatory risk, and changing laws and regulations and changing enforcement policies and priorities could adversely affect our business, prospects, financial condition and operating results. We depend on global customers and suppliers, and adverse changes in governmental policy or trade regimes could significantly impact the competitiveness of our products. Other Risks As a private company, we have not been required to document and test our internal controls over financial reporting nor we been required to certify the effectiveness of our internal controls and our auditors have not been required to opine on the effectiveness of our internal control over financial reporting. Failure to maintain adequate financial, information technology and management processes and controls could result in material weaknesses and errors in our financial reporting, which could adversely affect our business. We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to new compliance initiatives. Our management has limited experience in operating a public company. We face risks related to health epidemics, including the ongoing COVID-19 pandemic, which could have a material adverse effect on our business and results of operations. Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption and/or financial loss. Increased focus on sustainability or other ESG matters could impact our operations. Changes to applicable tax laws and regulations or exposure to additional income tax liabilities could affect our business and future profitability. 64

| Accelerating the Hydrogen Transition HYZON MOTORS | APRIL 2021 Analyst Day Presentation